Prospectus Supplement	August 26, 2011

PUTNAM VT GLOBAL EQUITY FUND Prospectuses dated April 30, 2011

The sub-section Your fund’s management in the section Fund summary or Fund Summaries and the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio managers are now R. Shepherd Perkins and Darren Jaroch.

Mr. Perkins joined the fund in July 2011. Since July 2011, he has been employed by Putnam Investment Management, LLC as Co-Head of International Equities. From 1997 to July 2011, he was employed by Fidelity Investments as a Portfolio Manager.

Additional information regarding Mr. Jaroch, including his business experience during the past five years, is set forth in the prospectus.

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PUTNAM INVESTMENTS